Annual Fund Operating Expenses - Class Z Shares - Alger Weatherbie Enduring Growth Fund - AC - Class Z	Dec. 17, 2021
Operating Expenses:
Advisory Fees	0.70%	[1]
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.19%	[2]
Total Annual Fund Operating Expenses	0.89%
Fee Waiver and/or Expense Reimbursement	(0.14%)	[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

[1]	The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $250 million is .70%, and for assets in excess of $250 million is .50%.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
[3]	The Manager has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 29, 2024 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to 0.75% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.